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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 28, 2004
                (Date of earliest event reported: March 17, 2004)

                             DND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   333-42936                   87-0631750
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

               375 E. Elliot Rd., Bldg. 6, Chandler, Arizona 85225 (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS

On March 17, 2004, Aspect Systems, Inc., a wholly-owned subsidiary of DND Technologies, Inc. (the "Registrant") announced the appointment of G. Dennis Key as its CEO. The press release is included in this report as Exhibit 99.1. In addition to serving as Aspect Systems' CEO, Mr. Key serves as the Registrant's CFO.

ITEM 7. EXHIBITS

99.1 Aspect Systems, Inc. Press Release, dated March 17, 2004 - Aspect Systems' President G. Dennis Key Assumes CEO Role.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 28, 2004

                                    DND Technologies, Inc., a Nevada corporation


                                    By: /s/ Dennis Key
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                                        Dennis Key, CFO